UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 6, 2022 (December 31, 2021)

Sunrun Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Bush Street, Suite 1400
San Francisco, California 94104
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Operating Officer

On December 31, 2021, Sunrun Inc. (the “Company”) and Christopher Dawson entered into a Separation and General Release Agreement (the “Separation Agreement”) in connection with Mr. Dawson stepping down from the role of Chief Operating Officer on December 31, 2021 and continuing to be a non-employee advisor to the Company through April 30, 2022 (“Advisory Services Period”). Pursuant to the Separation Agreement and in exchange for the advisory services, the Company will provide Mr. Dawson with a cash severance payment of $220,000, prorated bonus payment of $324,605, and acceleration of certain equity awards, as set forth in his Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto.

The Separation Agreement also contains standard terms and conditions for arrangements of this type, including a release of claims provision. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions and agreements contained in the Separation Agreement, and is subject to and qualified in its entirety by reference to the complete text of the Separation Agreement. Mr. Dawson’s separation from the Company is not as a result of any disagreement with the Company regarding the operations, policies or practices of the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1    Separation Agreement by and between Christopher Dawson and Sunrun, Inc., dated December 31, 2021.

104    Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: January 6, 2022